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                                                                  EXHIBIT (n)(2)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Other Service Providers" and "Independent Accountants" in the Registration Statement (Form N-14) and related Prospectus/Proxy Statement of the Van Kampen High Income Corporate Bond Fund filed with the Securities and Exchange Commission.

/s/ ERNST & YOUNG
Chicago, Illinois
July 13, 2000